                                                                                                                                                                                                                                                                             Exhibit 99.6

From: Costabile, Tom [mailto:Tom.costabile@edcllc.com]
Sent: Monday, December 15, 2008 5:39 PM
To: Robert L. Chapman, Jr.
Cc: clarke.bailey@edcih.com
Subject: RE: EDCI Holdings (EDCI): EDC: Personnel/Management: COO Costabile: BoD Performance

Bob,

I acknowledge receipt of your email dated December 12, 2008. I will discuss a plan with Clarke tomorrow morning to rectify the situation.

Tommy

_____________________________________________
Thomas Costabile
President and Chief Operating Officer
Entertainment Distribution Company
1755 Broadway, 4th Floor
New York, NY 10019
212-331-2770
Tom.costabile@edcllc.com